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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) December 19, 1996
                                                -----------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


   DELAWARE             File No. 1-13696       31-1401455
---------------      -----------------------  -------------
(State or other     (Commission file number)  (IRS employer
jurisdiction of                                identification
incorporation)                                 number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated December 18, 1996, issued by AK Steel Holding Corporation to announce that the company has completed arrangements for $800 million of debt financing for the construction of its Rockport Works facility. The company stated that it had issued and sold $550 million of unsecured senior notes due December 2006 and had entered into definitive agreements for the private sale during 1997 of $250 million of senior secured notes due December 2004.


Item 7.  Exhibits.
         --------

         Exhibit 99  Press Release, dated December 18, 1996.


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                        Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        AK STEEL HOLDING CORPORATION



                       /s/ John G. Hritz
                           ---------------------------------
                           Vice President, General Counsel
                           and Secretary

Dated:  December 19, 1996


                              3


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                            Page
----------  -----------                            ----

   99       Press Release, dated December 18, 1996   5


                              4